THRIVENT SERIES FUND, INC.

Supplement to Statement of Additional Information (SAI) dated April 30, 2008

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”), on November 11, 2008, appointed Russell W. Swansen as President of the Fund. This appointment will change the disclosures on pages 24-26 of the SAI regarding the identity of the Officers of the Fund.

The date of this Supplement is November 18, 2008

Please include this Supplement with your SAI